                                                                   EXHIBIT 10.30

                                    GUARANTY

         THIS GUARANTY, dated as of December 30, 1998 (as amended, restated and otherwise modified from time to time this "Guaranty"), made by the undersigned (the "Guarantor"), of the obligations of Telco Systems, Inc. and World Access Holdings, Inc., (collectively "Company"), under the Credit Agreement (defined below) among the Company, NationsBank, N.A., as administrative agent ("Administrative Agent"), and the lenders party to the Credit Agreement (singly, a "Lender" and collectively, the "Lenders").

                                   BACKGROUND

         1. The Company, the Administrative Agent, and the Lenders have entered into an Credit Agreement dated as of December 30, 1998 (as it may be amended, restated or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

         2. Pursuant to the Credit Agreement, the Company may, subject to the terms of the Credit Agreement and the other Loan Papers, request that the Lenders make Advances.

         3. It is a condition precedent to the obligation of the Lenders to make such Advances upon the terms and conditions set forth herein that the Guarantor execute and deliver this Guaranty.

         4. The Guarantor has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of Guarantor's business.

         5. Guarantor desires to induce the Lenders to make such Advances which may reasonably be expected to benefit, directly or indirectly, Guarantor.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances, Guarantor hereby agrees as follows:

         1. Guaranty.

         (a) Guarantor hereby unconditionally guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all Obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of Company, any Subsidiary or any other Obligor now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Paper, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to the Company under any

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



chapter of the Bankruptcy Code of 1978, 11 U.S.C. ss.101 et seq. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "Obligation"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and of any rights under this Guaranty.

         (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to the Company or other Affiliates of the Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets, subject to Paragraph 4(a) hereof, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among Guarantor and other Affiliates of the Company of obligations arising under guaranties by such parties.

         2. Guaranty Absolute. Guarantor guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Papers, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto; provided, however, nothing contained in this Guaranty shall require Guarantor to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of Guarantor hereunder are independent of the obligations of the Company under the Credit Agreement and any Applicable Law, to the extent such payments are not in violation of any Applicable Law. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) the taking or accepting of any other security or guaranty for any or all of the Obligations;

                  (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any reduction or termination of the Commitment;

                  (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto, including but not limited to the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ultra vires, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

                  (d) any lack of corporate power of the Company or any other Person at any time liable for the payment of any or all of the Obligation;

                  (e) any Debtor Relief Laws affecting the rights of creditors generally involving the Company, Guarantor or any other Person obligated on any of the Obligation;

                  (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or the Administrative Agent to the Company, Guarantor, or any Person at any time liable for the payment of any or all of the Obligation; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Paper and other agreement or instrument relating thereto without notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);

                  (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

                  (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

                  (i) the failure by any Lender or the Administrative Agent to make any demand upon or to bring any legal, equitable, or other action against the Company or any other Person (including, without limitation, Guarantor), or the failure or delay by any Lender or the Administrative Agent to, or the manner in which any Lender or the Administrative Agent shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

                  (j) the existence of any claim, defense, set-off, or other rights which the Company or Guarantor may have at any time against the Company, the Lenders, or Guarantor, or any other Person, whether in connection with this Guaranty, the Loan Papers, the transactions contemplated thereby, or any other transaction;

                  (k) any failure of any Lender or the Administrative Agent to notify Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or the Administrative Agent, it being understood that the Lenders and the

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



         Administrative Agent shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

                  (l) any payment by the Company to the Lenders or the Administrative Agent is held to constitute a preference under any Debtor Relief Law or if for any other reason the Lenders or the Administrative Agent is required to refund such payment or pay the amount thereof to another Person; or

                  (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, Guarantor, any other guarantor or other Person liable on the Obligation, including, without limitation, any defense by reason of any disability or other defense of the Company, or the cessation from any cause whatsoever of the liability of the Company, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of the Company.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Company, Guarantor or otherwise, all as though such payment had not been made.

         3. Waiver. To the extent not prohibited by Applicable Law, Guarantor hereby waives: (a) promptness, protests, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protests, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in Section 2 herein and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Papers; (b) any requirement that the Administrative Agent or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral or pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever; (c) any right to assert against the Administrative Agent or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against the Company or other Person liable on the Obligation; (d) any right to seek or enforce any remedy or right that the Administrative Agent or any Lender now has or may hereafter have against the Company (to the extent permitted by Applicable
Law); (e) except as otherwise provided in Section 4 hereof, any right to participate in any collateral or any right benefitting the Administrative Agent or the Lenders in respect of the Obligation; and (f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against the Company or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.


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



         4. Subrogation and Subordination.

         (a) Notwithstanding any reference to subrogation contained herein to the contrary, Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against the Company or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights until the Obligation shall have been paid indefeasibly in full in cash and no commitments of any Lender remain outstanding; and thereafter Guarantor will be subrogated to the position of the Lenders to the extent of the payments made by Guarantor. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence and the Obligation shall not have been paid indefeasibly in full in cash or any commitment of any Lender shall remain outstanding, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligation, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Paragraph 4(a) is knowingly made in contemplation of such benefits.

         (b) If Guarantor becomes the holder of any indebtedness payable by the Company, Guarantor hereby subordinates all indebtedness owing to it from the Company to all indebtedness of the Company to the Lenders, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until payment indefeasibly in full in cash of the Obligations of the Company under the Credit Agreement, the Notes and all other Loan Papers, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to Guarantor by the Company on behalf of the Company prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the Obligation, whether matured or unmatured.

         5. Representations and Warranties. Guarantor hereby represents and warrants that all representations and warranties as they apply to Guarantor only set forth in Article V of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct.

         6. Covenants. Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Guarantor further covenants and agrees (a) punctually and properly to perform all of Guarantor's covenants and duties under any other

Loan Papers; (b) from time to time promptly to furnish the Administrative Agent with any information or writings which the Administrative Agent may request concerning this Guaranty; and (c) promptly to notify the Administrative Agent of any claim, action, or proceeding affecting this Guaranty. Guarantor hereby designates the Obligation as Senior Indebtedness and Designated Senior Indebtedness as defined in the Subordinated Notes and the Junior Exchangeable Documentation.

         7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, the Lenders or the Administrative Agent as provided in the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8. Addresses for Notices. Unless otherwise provided herein, all notices, requests, consents, demands, and other communications shall be in writing and shall be personally delivered, sent by telecopy, sent by Federal Express or other overnight delivery service or mailed, by certified mail, postage prepaid, to the following addresses:

         (a)      If to the Guarantor:

                  c\oWorld Access, Inc.
                  945 East Paces Ferry Road
                  Suite 2240
                  Atlanta, GA 30326
                  Telephone No.: (404) 231-2025
                  Telecopier No.: (404) 365-9847
                  Attention: Chief Executive Officer

                  With a copy (which shall not constitute notice) to:

                  Rogers & Hardin, LLP
                  2700 International Tower
                  229 Peachtree Street NE
                  Atlanta, GA 30303
                  Telephone No.: (404) 522-4700
                  Facsimile No.:            (404) 525-2224
                  Attention: Steven E. Fox, Esq.

         (b)      If to the Administrative Agent:

                  NationsBank, N.A.
                  901 Main Street, 64th Floor
                  Dallas, Texas  75202
                  Telephone No.:            (214)508-9588


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



                  Facsimile:        (214)508-9390
                  Attention:        Mr. David Williams
                                    Vice President

                  with a copy to:

                  Donohoe, Jameson & Carroll, P.C.
                  3400 Renaissance Tower
                  1201 Elm Street
                  Dallas, Texas  75270
                  Attention: Michael Cuda

         (c) If to any Lender, to its address shown on the signature pages hereto or to such other address as any party may designate in written notice to the other parties. All notices, requests, consents, demands, and other communications hereunder will be effective when so personally delivered or sent by telecopy, or one day after being sent by Federal Express or other overnight delivery service or five days after being so mailed, except as otherwise provided in the Credit Agreement.

         9. No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Papers shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Papers preclude any other or further exercise thereof or the exercise of any other right. Neither the Administrative Agent nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against the Company or any other Person liable on any of the Obligation, (b) join the Company or any other Person liable on any of the Obligation in any action in which Lender prosecutes collection or seeks to enforce or resort to any remedies against the Company or other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefitting, directly or indirectly) the Administrative Agent or any Lender by the Company or any other Person liable on any of the Obligation. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

         10. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender shall have made any demand under this Guaranty. Each Lender agrees promptly to notify Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this

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



Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

         11. Liens. To the extent not prohibited by Applicable Law, Guarantor agrees that the Administrative Agent or Lender, in its discretion, without notice or demand to or upon Guarantor and without affecting either the liability of Guarantor, the Company or any other Person liable on any of the Obligation under, or the Liens and security interests created by, this Guaranty, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale; and Guarantor hereby waives, to the extent not prohibited by Applicable Law, any defense to the recovery by the Administrative Agent or any Lender hereunder against the Company, Guarantor or any collateral of any deficiency after a nonjudicial sale and Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Guarantor against the Company or any other Person or any Collateral or any other collateral. Guarantor hereby agrees that Guarantor shall be liable, subject to the limitations of Section 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

         12. Continuing Guaranty; Transfer of Notes. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment indefeasibly in full in cash of the Obligations, termination of the Commitment, and all other amounts payable under this Guaranty, (b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by each Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Papers or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to the Lender herein or otherwise.

         13. Information. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as Guarantor may require, and that neither the Administrative Agent nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of the Company.

         14. GOVERNING LAW. (A) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND

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



INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE GUARANTOR AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         (B) THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE GUARANTOR AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY SUCH GUARANTOR. NOTHING IN THIS
SECTION 14 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         15. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE GUARANTOR AND THE LENDERS HEREBY WAIVE ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         16. Ratable Benefit. This Guaranty is for the ratable benefit of the Lenders, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

         17. Guarantor Insolvency. Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Laws or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Laws (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender granted hereunder, then, the obligations of Guarantor under this Guaranty shall be, as between Guarantor and such Lender, a fully-matured, due, and payable obligation of Guarantor to such Lender (without regard to whether the Company is then in default under the Credit Agreement or whether any part of the Obligation is then due and owing by the Company to such Lender), payable in full by Guarantor to such Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

         18. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first above written.


                                                     WORLD ACCESS, INC.


                                                     By:
                                                        -----------------------

                                                     Its:
                                                         ----------------------




                                      -10-